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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):     SEPTEMBER 13, 2000
                                                      _______________________


                           BOEING CAPITAL CORPORATION
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               (Exact name of registrant as specified in charter)



          Delaware                     0-10795                  95-2564584
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  (State or Other Jurisdiction      (Commission               (IRS Employer
            of Incorporation)       File Number)             Identification No.)


    500 Naches Avenue, SW, Third Floor, Renton, Washington           98055
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    (Address of Principal Executive Offices)                         (Zip Code)


     Registrant's telephone number, including area code        (425) 393-0153
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          (Former Name or Former Address, If Changed Since Last Report)


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      ITEM 5.  OTHER EVENTS

          The Registrant, its direct parent corporation, Boeing Capital Services Corporation ("BCSC"), and the Registrant's ultimate parent corporation, The Boeing Company ("TBC"), entered into an Operating Agreement dated as of September 13, 2000, which is attached hereto as Exhibit 10.1. In connection therewith, TBC and BCSC entered into an Operating Agreement dated as of September 13, 2000, which is attached hereto as Exhibit 10.2.

      ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.
                 (a) and (b)       Not applicable.

                 (c)  The following exhibits are filed as a part of this report:

EXHIBIT NO.         DESCRIPTION OF EXHIBIT

   10.1 Operating Agreement dated as of September 13, 2000, by and among Boeing Capital Corporation, Boeing Capital Services Corporation and The Boeing Company


   10.2 Operating Agreement dated as of September 13, 2000, by and between The Boeing Company and Boeing Capital Services Corporation




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                 BOEING CAPITAL CORPORATION


                                 By:    /s/  STEVEN W. VOGEDING
                                        ---------------------------------
                                        Steven W. Vogeding, Vice President and
                                        Chief Financial Officer

Date:    September 18, 2000



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